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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2002

                          VALASSIS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        1-10991                        38-2760940
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 (State or other           (Commission File Number)             (IRS Employer
of incorporation)                                             Identification No)

                  19975 Victor Parkway, Livonia, Michigan 48152
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                     (Address of principal executive office)

Registrant's telephone number, including area code: 734-591-3000

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Item 5. OTHER EVENTS

On May 14, 2002, Valassis announced that its board has agreed to increase its share repurchase allocation to a target of 75% of free cash flow for the balance of 2002. A copy of the Company press release related to this event is being filed as an Exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press Release of Valassis Communications, Inc. dated May 14, 2002








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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALASSIS COMMUNICATIONS, INC.



                                       By: /s/Robert L. Recchia
                                           -------------------------------------
                                           Robert L. Recchia
                                           Executive Vice President and
                                           Chief Financial Officer

Dated: May 15, 2002